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The Mexico Fund, Inc.
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 Directors:
 Juan Gallardo T. -- Chairman
 Philip Caldwell
 Jose Luis Gomez Pimienta
 Claudio X. Gonzalez
 Robert L. Knauss
 Jaime Serra Puche
 Emilio Carrillo Gamboa

 Officers:
 Jose Luis Gomez Pimienta -- President
 Samuel Garcia-Cuellar -- Secretary
 Allan S. Mostoff -- Assistant Secretary
 Sander M. Bieber -- Assistant Secretary
 Carlos H. Woodworth -- Treasurer
 Hector Trigos  -- Research Vice President
 Alberto Osorio -- Finance Vice President
 Eduardo Solano -- Investor Relations
                Vice President

 Investment Adviser --
 Impulsora del Fondo Mexico, S.A. de C.V.

 Custodian --
 BBVA Bancomer, S.A.
 Comerica Bank

 Transfer Agent and Registrar --
 American Stock Transfer & Trust Company

 Counsel --
 Dechert
 Creel, Garcia-Cuellar y Muggenburg, S.C.

 This report, including the financial statements herein, is transmitted to shareholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.



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[LOGO]

                                  The Mexico
                                  Fund, Inc.

                            -----------------------

                              Semi-Annual Report

                                April 30, 2002
                                  (Unaudited)

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[LOGO]

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                             www.themexicofund.com
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The Mexico Fund, Inc.
Second Quarter Report
April 30, 2002

  Second Quarter Highlights

   . The Fund's fiscal 2002 second quarter ended April 30, 2002.

   . Stock prices of companies listed on the Bolsa increased during the quarter, with the IFCG Mexico Index, the Fund's benchmark, rising 6.27%.

   . At the same time, your Fund's market price and net asset value per share
     (NAV) increased 9.77% and 4.93%, respectively.

   . The discount between the Fund's market price and NAV continued to narrow.
     At April 30, 2002 the discount was 7.6%, lower than the 10.5% at the end of the 2001 and substantially lower than 16.1% one year ago.

   . Mexico's interest rates declined to historically low levels during this quarter as inflation continued well under control.

   . The Mexican economy continued to suffer from the prevailing global recessionary environment as gross domestic product (GDP) declined 2% during the first quarter of 2002.

   . On March 6, 2002, the Fund announced Board approval of a policy to conduct quarterly in-kind repurchase offers at no less than 98% of net asset value ("NAV") for up to 100% of the Fund's outstanding shares.

  Other Recent Highlights

   . The Fund conducted its first in-kind repurchase offer from May 8 through June 7, 2002. A total of 25,487,175 Fund shares were accepted for repurchase, equivalent to 56.07% of total outstanding shares.

   . The implementation of the Fund's in-kind repurchase policy has contributed to a significant market discount reduction. The discount has fluctuated at levels of around 7% since the policy was announced, significantly lower than the double digit levels previously registered, which peaked at 33% two years earlier.

   . Participation in the Fund's in-kind repurchase offers is not mandatory and Fund shares continue trading on the New York Stock Exchange (NYSE) during the in-kind repurchase offers.

   . Future in-kind repurchase offers will be scheduled to occur in conjunction with the Fund's fiscal quarters with the next such offer occurring during the Fund's fourth fiscal quarter which ends October 31, 2002.

   . On May 6, 2002, the Board of Directors appointed PricewaterhouseCoopers
     LLP as the Fund's independent auditors. The Board's decision to replace Arthur Andersen LLP as the Fund's independent auditors was made after a thorough selection process that reviewed several accounting firms.

  The Mexico Fund, Inc. is a non-diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexican Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed non-diversified portfolio as part of their overall investment program.

  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.


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The Mexico Fund, Inc.

To Our Shareholders:
--------------------------------------------------------------------------------
Economic Environment

Affected by the current global recessionary environment, the Mexican GDP declined 2.0% during the second quarter of 2002. During this period, the most affected areas of the economy were the following, all of them reporting declines: the commerce, restaurant and hotels sector, by 6.7%; the manufacturing industry sector, by 5.6%; the construction and transportation sectors, by 1.5% each; and the mining sector, by 1.3%. In contrast, sectors reporting relatively positive performance were: the agricultural sector, 4.7%; the financial sector, 4.6%; and the electricity, gas and water sector, 2.0%. Economists estimate that positive GDP growth of 1% will be registered during the second quarter of 2002 and that GDP growth will be approximately 1.5% and 4.3% for 2002 and 2003, respectively.

Although the deceleration of the U.S. economy and declining international oil prices at the beginning of the year have resulted in declining Mexican exports, Mexico continues to be the second largest trade partner of the United States, only after Canada. Total trade between Mexico and the United States amounted to $233 billion during 2001, from $247.6 billion in 2000, and it amounted to $73.4 billion during the first four months of 2002. President Vicente Fox has announced his intention to further enhance trade relations with Central and South America, the European Union and Asia in an effort to diversify Mexican external trade.

The exchange rate of the Mexican peso against the dollar increased 2.5% during this second fiscal quarter, from Ps. 9.146 to Ps. 9.372. Volatility has been present in the currency market since late April, and the exchange rate reached a level of Ps. 10 towards the middle of June. Despite this relative decrease in value of the peso, inflation remains at manageable levels, as it reached 4.7% for the year ended May 31, 2002. A relatively soft demand in the domestic marketplace has contributed to the tame inflation trends. For calendar year 2002, the Central Bank is striving to further reduce inflationary movements, by setting a target inflation rate of 3.5%.

The combination of sustained low inflation rates, the recent upgrading of Mexico's sovereign debt, the slack economy and low levels of U.S. interest rates all contributed to Mexican interest rates reaching unprecedented minimum levels during April, when yields of 28-day Cetes (treasury bills) declined to 5.28%. Since then, interest rates have gradually increased to 7.23% by the middle of June.

Fund's Performance & Portfolio Strategy

Although Mexican economic activity has been contracting since mid-2001, the

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backdrop of solid domestic fundamentals such as low inflation and interest rates and a strong currency, as well as anticipation of a global economic rebound, had a favorable impact on share prices on the Mexican Stock Exchange (Bolsa). After rallying 24.2% during the first fiscal quarter, stock prices, as measured by the Fund's benchmark, the IFCG Mexico Index, rose 6.3% in the second quarter. During the same period, the Fund's NAV increased 4.9%, and its share price on the NYSE increased 9.8%. The 1.4% underperformance of the Fund against its benchmark is explained by the absence of Penoles (mining), GISSA (conglomerate), Apasco (cement) and KOF (beverages) as part of the Fund's portfolio and the recent strong performance of these companies. Although these issuers demonstrate favorable financial indicators, the Fund's investment adviser decided not to invest in these issuers mostly because of their scarce market liquidity. Additionally, a lower Fund exposure to Cemex (cement), necessary to meet diversification requirements (see below), contributed to the Fund's underperformance.

Due to better operating performance of domestic companies than export-oriented companies, the Fund's investment adviser dedicated a significant portion of investments this past quarter to companies more oriented to the domestic economy with attractive business opportunities and solid financial fundamentals. In order of importance, the Fund invested resources in Telmex and Telecom (telecommuni- cations), GFB (financial group), TVAzteca and Televisa (broadcasting), Bimbo (foodstuffs), CIE (entertainment) and CEL (cellular communications). While the Fund's investment adviser believes that the telecommunications and domestic-related sectors of the Bolsa currently remain among the most attractive in the market, it has begun to allocate funds to certain cyclical companies such as Alfa (conglomerate), and expects to gradually increase its exposure to such companies as the recovery of the U.S. economy becomes more evident.

During the first quarter of 2002, listed companies reported a slight average decrease of 0.1% in sales compared to a year ago, mostly due to the global recession and the appreciation of the peso. At the same time, on average, operating earnings of listed companies contracted 5.8% due to lower sales and an increase of 4.8% in operating expenses. On the financial side, results for listed companies were quite positive, as interest paid by banks declined, on average, 32%, in line with interest rate reductions, and foreign exchange gains were realized as a result of an appreciation of the peso. In this manner, net earnings of listed companies increased 30%, on average, during the first quarter of 2002.

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To satisfy the IRS requirement that issuers representing more than 5% of the
Fund's portfolio not exceed 50% of its total net assets at the end of every fiscal quarter, the Fund was forced to reduce its holdings of Telmex, AMX (telecommunications), Cemex (cement), GFB (financial group) and Televisa (media).

This Report includes, for your reference, a summary description of the Fund's ten largest holdings, which at the end of April 2002 represented approximately 75% of its total net assets. The Fund's investments are categorized according to the sector classification provided by the Mexican Stock Exchange.

The Fund has adopted a concentration policy that permits it to concentrate its investments in any industry or group of industries in the IPC Index (or any successor or comparable index as determined by the Board of Directors to be an appropriate measure of the Mexican market) if, at the time of investment, such industry represents 20% or more of the IPC Index, provided, however, that the Fund will not exceed the IPC Index concentration by more than 5%.

Currently, the only industry group that represents 20% or more of the value of the securities included in the IPC Index is the communications industry group. This industry category includes local, long-distance, and cellular telephone companies, as well as broadcast and media companies. Approximately 85% of this industry group is comprised of stocks of telecommunications companies. During the second fiscal quarter, the Fund's investment adviser continued its market weighting of the communications sector at approximately 38%. The Fund's investment adviser will continue to evaluate the concentration in this industry and may choose not to concentrate in this industry group in the future or to concentrate in other industries subject to the concentration policy described above.

Replacement of External Auditors.

On May 6, 2002, the Fund announced that its Board of Directors, upon recommendation of the Board's Audit Committee, had appointed PricewaterhouseCoopers LLP as the Fund's independent auditors, effective immediately. The Board's decision to replace Arthur Andersen LLP as the Fund's independent auditors was made after a thorough selection process that reviewed several accounting firms.

The decision to change independent auditors was not the result of any disagreement between the Fund and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. Arthur Andersen LLP provided excellent services as independent auditors

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to the Fund and the Fund valued its relationship with the firm. However, the
Board felt it was in the best interests of the Fund and its shareholders to retain PricewaterhouseCoopers LLP as independent auditors at this time.

Further Restructuring Efforts Taken by the Board of Directors.

On March 6, 2002, the Fund announced Board approval of a policy to conduct quarterly in-kind repurchase offers at no less than 98% of NAV for up to 100% of the Fund's outstanding shares. This policy is intended to provide additional liquidity to Fund shares and to reduce the discount at which Fund shares have been trading on the NYSE.

From May 8 to June 7, 2002, the Fund conducted its first in-kind repurchase offer. A total of 25,487,175 Fund shares were repurchased, equivalent to 56.07% of total outstanding shares. Following the repurchase offer, the Fund now has 19,969,057 outstanding shares of common stock. The implementation of the Fund's in-kind repurchase policy has contributed to a significant market discount reduction. The discount has fluctuated at levels of around 7% since the policy was announced, significantly lower than the double digit levels previously registered, which peaked at 33% two years earlier. Your Fund continues to provide a convenient professionally managed product for investing in Mexico with the additional benefit of increased liquidity through periodic in-kind repurchase offers.

Shareholder participation in the repurchase program is not mandatory as shareholders can continue to purchase and sell Fund shares in cash transactions on the NYSE. The Fund anticipates that future in-kind repurchase offers will be scheduled to occur in conjunction with the Fund's fiscal quarters and are not intended to be a liquidation of the Fund. The next repurchase offer is anticipated to occur during the Fund's fourth fiscal quarter which ends October 31, 2002.

The Fund has filed an amendment to its exemptive application currently pending with the Securities and Exchange Commission to reflect the Fund's desire to conduct periodic repurchase offers for up to 100% of Fund's outstanding shares under certain provisions of the Investment Company Act of 1940 which would be less expensive and complicated than conducting the repurchase offers as tender offers under the Securities Exchange Act of 1934.

Investor Relations

The Fund's web site presents the Fund's market price and NAV per share on a same-day basis and provides a downloadable database containing the most important historical figures for the Fund.

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Also available is the complete history of dividend distributions made by the
Fund and additional links to useful sites of Mexican government agencies, capital markets and listed companies. Web site visitors may now request online to receive via regular mail a copy of this Annual Report and the most recent Quarterly and Monthly Summary Reports. We hope that the Fund's web site is a useful resource for information and we will continue working to improve it.

The Fund also has a toll-free telephone number that will provide you with the Fund's current NAV, quarterly reports and other Fund materials:

                                (800) 224-4134

The Fund also offers shareholders and the general public the ability to contact the Fund via e-mail with questions or requests for additional information about the Fund. Please direct your e-mail inquiries to:

    Investor Relations Office
    investor-relations@themexicofund.com

In addition to the quarterly reports published by the Fund, the Investment Adviser distributes a Monthly Summary Report with information about the Fund, the Mexican economy and the Bolsa. Interested persons may either access this report on the Fund's web site or receive it via regular mail. Please request this report through the Fund's web site or write to the Investment Adviser at:

    Impulsora del Fondo Mexico, sa de cv.
    77 Aristoteles St. 3/rd/ Floor
    Polanco
    11560 Mexico, D.F.
    Mexico

Information on the Fund's NAV and market price per share is also published weekly in The Wall Street Journal, The New York Times and other newspapers in a table called "Closed-End Funds". The Fund's NYSE trading symbol is MXF.

The Fund's shares are also listed and traded on the Third Section
("Freiverkehr") of the Stuttgart Stock Exchange. Effective June 27, 2002, the Fund's German Domestic Tax Representative is:

    PricewaterhouseCoopers GmbH
    Wirtschaftsprufungsgesellschaft
    Marie-Curie-Strasse 24-28
    60439 Frankfurt am Main
    Postfach 50 06 36
    60394 Frankfurt am Main
    Germany

The Fund's Dividend Reinvestment Plan and Transfer Agent is:

    American Stock Transfer & Trust Company
    40 Wall Street
    New York, NY 10005
    (212) 936-5100

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Dividend Reinvestment Plan

The Fund's Dividend Reinvestment Plan (the "Plan") provides a convenient way to increase your holdings in the Common Stock of the Fund through the reinvestment of net investment income and capital gain distributions. Under the terms of the Plan, Fund shareholders are automatically enrolled as participants in the Plan. If you do not wish to participate in the Plan, please contact the Plan Agent. Upon any termination of participation under the Plan, the Plan Agent will cause a share certificate for the appropriate number of full shares to be delivered to the participant, and a cash adjustment for any fractional shares. At a shareholder's request, the Plan Agent will sell the participant's shares and remit any proceeds to the participant, net of brokerage commissions. Shareholders who do not participate in the Plan will receive all distributions in cash. The Plan provides a convenient way to increase your holdings in the Common Stock through the reinvestment of distributions.

Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of Common Stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Fund's Board of Directors (the valuation date), the market price of the Common Stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of Common Stock, the Plan Agent will invest the distribution in newly issued shares of Common Stock, which will be priced at NAV. If on the valuation date, the market price of the Common Stock plus estimated brokerage commissions is lower than the NAV per share, the Plan Agent will buy Common Stock in the open market. As a participant in the Plan, you will be charged a pro-rata portion of brokerage commissions on all open market purchases.

If your shares are registered or will be registered in the name of a broker-dealer or any other nominee, you must contact the broker-dealer or other nominee regarding his or her status under the Plan, including whether such broker-dealer or nominee will participate in the Plan on your behalf. Generally, shareholders receiving Common Stock under the Plan will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the shareholder not participated in the Plan.

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If you have any questions concerning the Plan or would like a copy of the Plan brochure, please contact the Plan Agent:

    American Stock Transfer & Trust Company
    Attention: Dividend Reinvestment Department
    40 Wall Street
    New York, NY 10005
    (212) 936-5100


Sincerely yours,

               /s/ Jose Luis Gomez Pimienta /s/ Juan Gallardo T.
               Jose Luis Gomez              Juan Gallardo T.
               Pimienta                     Chairman of the
               President                    Board

June 27, 2002.

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Description of the Fund's Ten Largest Holdings as of April 30, 2002.

1.  Telefonos de Mexico ("Telmex") (17.38%)

Telmex is the major telecommunications company in Mexico and with more than 13 million lines provides local, domestic and international long-distance telephone services, internet access, wireless, data, audio and video transmission services. Telmex also provides telecommunication services in the United States.

2.  Wal-Mart de Mexico ("Walmex") (11.74%)

Walmex is the largest chain of retail stores in Mexico and has the dominant market position in the commercial sector of the country. The company is a subsidiary of the U.S. firm Wal-Mart Stores, Inc (NYSE: WMT). At the end of April 2002, Walmex had a total of 563 units in 53 cities in Mexico, which include supermarkets, retail stores and restaurants.

3.  Cemex ("Cemex") (11.06%)

Cemex is the world's third largest cement producer, the largest trader of cement and the leading producer of white cement. The company also produces concrete mix, clinker and value added products. Cemex produces and operates in more than 30 countries around the world and has commercial relations with over 60 countries. Cemex is the leader in the cement markets of Mexico, Spain, Venezuela, Panama, Costa Rica, the Dominican Republic, Egypt and Colombia, and has important market presence in the Caribbean, Indonesia, the Philippines and the southwest region of the United States.

4.  America Movil ("AMX") (9.39%)

AMX is the leading provider of wireless communications services in Mexico, providing cellular telecommunications service in all regions in Mexico, including all major cities and approximately 85.5% of Mexico's population. The company also has subsidiaries and joint ventures in the telecommunications sector in Guatemala, Ecuador, Argentina, Brazil, Colombia, Venezuela, the United States, Puerto Rico, Mexico and Spain. In addition, it has formed a new joint venture company with Bell Canada International Inc. and SBC International, Inc. that will serve as the principal vehicle for expansion in Latin America.

5.  Grupo Financiero BBVA - Bancomer ("GFBB") (4.85%)

Grupo Banco Bilbao Vizcaya Argentaria (BBVA), the largest financial group in Spain in terms of market capitalization, is GFBB's main stockholder. GFBB is the leading financial group in Mexico and the largest privately-owned financial institution in Latin America in terms of deposits and

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number of clients. Its main subsidiary is BBVA Bancomer, a banking institution with a network of 1,681 branches as of the end of March 2002. BBVA Bancomer also has overseas branches in London and Grand Cayman Island, agencies in New York and Los Angeles and a representative office in Sao Paulo, Brazil. Additionally, BBVA Bancomer has a subsidiary bank in the Cayman Islands, Mercury Bank & Trust Limited.

6.  Carso Global Telecom ("Telecom") (4.84%)

Telecom is dedicated to the telecommunications business and is the holding company of Telmex, America Movil (see above) and Prodigy Inc. (Nasdaq: PRGY)
(US), and has a stock participation in McLeod USA, Inc. (Nasdaq: MCLD) (US).

7.  Grupo Televisa ("Televisa") (4.80%)

Televisa is the largest media company in the Spanish-speaking world and a major participant in the international entertainment industry. Televisa has interests in television production and broadcasting, international distribution of television programming, direct-to-home satellite services, publishing, music recording, cable television, radio production and broadcasting, professional sports and show business promotion, paging services, feature film production and distribution and special events promotion and dubbing. Televisa also has an unconsolidated equity stake in Univision (NYSE: UVN), the leading Spanish-language television company in the United States, and owns the "esmas.com" internet portal.

8.  Fomento Economico Mexicano ("Femsa") (4.59%)

Femsa is Latin America's largest beverage company with exports to the United States, Canada, Latin America, Europe and the Far East. Founded in 1890, Femsa is the largest totally integrated producer of soft drinks and beer in Mexico and is the controlling company of Coca-Cola Femsa (KOF), one of the leading bottlers in Latin America. Femsa also operates the largest chain of convenience stores in Mexico (Oxxo), produces packaging materials and is an important bottler in Argentina. Brand names produced by Femsa include "Sol" beer, "Coca-Cola" and "Sidral Mundet".

9.  Grupo Modelo ("Gmodelo") (3.32%)

Founded in 1925, Gmodelo is the leader in the production, distribution and sale of beer in Mexico with a market share in the domestic and export markets of approximately 59%. The group exports its products to 150 countries and owns 10 brand names, including Victoria, Modelo and Corona, the most popular beer imported in the United States. The company also imports and distributes in Mexico brand

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names of beer produced by its partner Anheuser-Busch, including Budweiser and
Bud Light.

10.  Grupo Bimbo ("Bimbo") (3.25%)

Established in 1945, Bimbo is today one of the most important baking company in terms of brand and trademark positioning, sales and production volume around the world. Bimbo is a leader in its area, with presence in the United States and 16 countries in Latin America and Europe, encompassing over 750 products and 90 prestigious brands.

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The Mexico Fund, Inc.
Schedule of Investments as of April 30, 2002 (Unaudited)
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
                                                                                                                      Percent
                                                                                                            Value      of Net
Industries              Shares Held                    Common Stock (92.20%)                    Series    (Note 1)     Assets
------------------------------------------------------------------------------------------------------------------------------
Cement Industry          16,479,200 Cemex, S.A. de C.V.........................................    CPO   $103,935,714   11.06%
------------------------------------------------------------------------------------------------------------------------------
Communications           19,000,000 America Movil, S.A. de C.V.................................      A     17,637,644    1.88
                         75,760,000 America Movil, S.A. de C.V.................................      L     70,570,294    7.51
                    (a)  19,100,300 Carso Global Telecom, S.A. de C.V..........................     A1     45,488,550    4.84
                    (a)  25,000,000 Grupo Iusacell, S.A. de C.V................................      V      8,055,911    0.86
                    (a)  19,850,014 Grupo Televisa, S.A........................................    CPO     45,092,488    4.80
                    (a)  19,000,000 TV Azteca, S.A. de C.V.....................................    CPO      9,548,655    1.02
                         19,000,000 Telefonos de Mexico, S.A. de C.V...........................      A     35,275,288    3.75
                         67,761,200 Telefonos de Mexico, S.A. de C.V...........................      L    128,118,701   13.63
                                                                                                        ------------- -------
                                                                                                          359,787,531   38.29
------------------------------------------------------------------------------------------------------------------------------
Financial Groups    (a)  45,873,109 Grupo Financiero BBVA Bancomer, S.A. de C.V................      O     45,569,638    4.85
                    (a)   5,592,600 Grupo Financiero Banorte, S.A. de C.V......................      O     14,954,178    1.59
                    (a)  14,481,000 Grupo Financiero Inbursa, S.A. de C.V......................      O     17,954,462    1.91
                 (a)(b)          -- Grupo Financiero Scotiabank Inverlat Recovery Trust........                    --    0.00
                                                                                                        ------------- -------
                                                                                                           78,478,278    8.35
------------------------------------------------------------------------------------------------------------------------------
Food, Beverages
and Tobacco               8,977,099 Fomento Economico Mexicano, S.A. de C.V....................    UBD     43,151,762    4.59
                         12,507,400 Grupo Bimbo, S.A. de C.V...................................      A     30,561,189    3.25
                         11,496,900 Grupo Modelo, S.A. de C.V..................................      C     31,146,638    3.32
                                                                                                        ------------- -------
                                                                                                          104,859,589   11.16
------------------------------------------------------------------------------------------------------------------------------
Holding
Companies           (a)   7,250,000 Alfa, S.A. de C.V..........................................      A     14,620,679    1.56
                    (a)   5,296,100 Corporacion Interamericana de Entretenimiento, S.A. de C.V.      B     14,393,050    1.53
                    (a)   4,769,700 Grupo Carso, S.A. de C.V...................................     A1     17,507,221    1.86
                                                                                                        ------------- -------
                                                                                                           46,520,950    4.95
------------------------------------------------------------------------------------------------------------------------------
Housing             (a)   6,968,200 Consorcio ARA, S.A. de C.V.................................      *     13,457,578    1.43
                    (a)   9,000,000 Empresas ICA, Sociedad Controladora, S.A. de C.V...........      *      3,649,168    0.39
                                                                                                        ------------- -------
                                                                                                           17,106,746    1.82
------------------------------------------------------------------------------------------------------------------------------
Pulp and Paper            8,999,880 Kimberly-Clark de Mexico, S.A. de C.V......................      A     28,789,629    3.06
------------------------------------------------------------------------------------------------------------------------------
Retail Stores             6,421,000 Controladora Comercial Mexicana, S.A. de C.V...............    UBC      5,275,470    0.56
                         11,602,400 Grupo Elektra, S.A. de C.V.................................    CPO     11,414,226    1.21
                    (a)  13,552,893 Wal-Mart de Mexico, S.A. de C.V............................      C     38,032,553    4.05
                    (a)  21,627,000 Wal-Mart de Mexico, S.A. de C.V............................      V     72,251,533    7.69
                                                                                                        ------------- -------
                                                                                                          126,973,782   13.51
------------------------------------------------------------------------------------------------------------------------------
                                    Total Common Stock (Identified Cost--$561,600,013).........         $ 866,452,219   92.20%
------------------------------------------------------------------------------------------------------------------------------

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The Mexico Fund, Inc.
Schedule of Investments as of April 30, 2002 (Unaudited)--(Continued)
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
                                                                                                             Percent
                                                                                                   Value      of Net
Securities                           Short-Term Securities (7.57%)                                (Note 1)    Assets
----------------------------------------------------------------------------------------------------------------------
Repurchase BBVA Bancomer, S.A., 5.20%, dated 04/30/02, due 05/02/02, repurchase price
Agreements    $70,695,400, collateralized by Bonos de Proteccion al Ahorro..................... $ 70,675,092    7.52%
              Comerica Bank, 1.70%, dated 04/30/02, due 05/01/02, repurchase price $485,704,
              collateralized by U.S. Government Agency Securities..............................      485,681    0.05
                                                                                                ------------ -------
           Total Short-Term Securities (Identified cost--$71,160,773)..........................   71,160,773    7.57
           Total Investments (Identified cost--$632,760,786)...................................  937,612,992   99.77
           Other Assets in Excess of Liabilities...............................................    2,105,421    0.23
                                                                                                ------------ -------
           Net Assets Equivalent to $20.67 per share on 45,456,232 shares of capital stock outstanding (Note 7).............................................................. $939,718,413  100.00%
                                                                                                ------------ -------

(a) Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.
(b) See Note 10 to Financial Statements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Statement of Assets and Liabilities as of April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

Assets:
Investments:
  Securities, at value (Note 1):
   Common stock (identified cost -- $561,600,013)............................................. $866,452,219
   Short term securities (identified cost -- $71,160,773).....................................   71,160,773
                                                                                               ------------
    Total investments (identified cost -- $632,760,786).......................................              $937,612,992
Receivables from securities sold..............................................................                 4,384,480
Prepaid expenses for repurchase offer (Note 11)...............................................                   205,001
Interest receivable...........................................................................                    10,232
Prepaid Mexican withholding taxes (Note 1)....................................................                     4,137
                                                                                                            ------------
    Total assets..............................................................................               942,216,842
                                                                                                            ------------
Liabilities:
Payable to Investment Advisor (Notes 2 and 3).................................................                   671,523
Accrued expenses and other liabilities........................................................                   579,162
Payables for securities purchased.............................................................                 1,247,744
                                                                                                            ------------
    Total liabilities.........................................................................                 2,498,429
                                                                                                            ------------
Net Assets -- Equivalent to $20.67 per share on 45,456,232 shares of capital stock outstanding
 (Note 7).....................................................................................              $939,718,413
                                                                                                            ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Statement of Operations (Unaudited)  For the Six Months Ended April 30, 2002
--------------------------------------------------------------------------------


Net Investment Income:
Income (Note 1):
 Dividends......................................... $  4,545,931
 Interest and discounts earned.....................    1,705,930
                                                    ------------
   Total income....................................               $  6,251,861
Expenses:
 Investment advisory fee (Note 2)..................    2,963,522
 Administrative services (Note 3)..................      314,202
 Value-added taxes (Note 1)........................      513,642
 Printing, distribution and mailing of
   shareholder reports.............................      376,009
 Legal fees........................................    1,019,081
 Directors' fees...................................      175,131
 Directors' and Officers' expenses.................       84,566
 Audit and tax fees................................      104,886
 Custodian fees (Note 5)...........................       49,621
 Transfer agent and dividend disbursement fees.....       10,500
 Shareholders' information.........................      533,243
 Stock exchange fees...............................       24,006
 Insurance.........................................       67,737
 Miscellaneous.....................................      113,509
                                                    ------------
   Operating expenses..............................                  6,349,655
                                                                  ------------
   Net investment loss (Note 1)....................                    (97,794)
                                                                  ------------
Net Realized and Unrealized Gain (Loss) on
 Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign
 currency transactions (Notes 1 and 6):
 Proceeds from sales...............................  198,380,543
 Cost of securities sold...........................  107,114,128
                                                    ------------
   Net realized gain on investments................   91,266,415
   Net realized gain from foreign currency
    transactions...................................      652,956
                                                    ------------
   Net realized gain on investments and foreign
    currency transactions..........................                 91,919,371
Increase (decrease) in net unrealized gain on
 investments and translation of assets and
 liabilities in foreign currency:
Investments:
 End of period (Note 6)............................  304,852,207
 Beginning of period...............................  190,922,373
                                                    ------------
   Increase in net unrealized gain on investments..  113,929,834
Translation of assets and liabilities in foreign
 currency:
 End of period.....................................   (1,291,087)
 Beginning of period...............................      414,597
                                                    ------------
   Increase in net unrealized loss on translation
    of assets and liabilities in foreign currency..   (1,705,684)
                                                    ------------
 Increase in net unrealized gain on investments
   and translation of assets and liabilities in
   foreign currency................................                112,224,150
                                                                  ------------
Net Increase in Net Assets Resulting from
 Operations........................................               $204,045,727
                                                                  ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

    For                       For the Year Ended October 31, 2001
the Six Months Ended April
    30,
2002 (Unaudited)

Increase (Decrease) in Net Assets:
From Operations
Net investment (loss) income........................................................... $     (97,794) $   10,553,272
Net realized gain on investments and foreign currency transactions.....................    91,919,371     121,890,520
Increase (decrease) in net unrealized gain on investments and translation of assets and
 liabilities in foreign currency.......................................................   112,224,150    (225,335,608)
                                                                                        -------------  --------------
Net increase (decrease) in net assets resulting from operations........................   204,045,727     (92,891,816)
Dividends to shareholders from net investment income...................................    (6,086,589)     (5,901,512)
Dividends to shareholders from net realized gain on investments........................  (121,218,134)     (2,363,322)
                                                                                        -------------  --------------
                                                                                           76,741,004    (101,156,650)
From Capital Share Transactions (Note 9)
Repurchase of stock, at cost...........................................................            --     (58,001,876)
                                                                                        -------------  --------------
   Total increase (decrease) in net assets.............................................    76,741,004    (159,158,526)
Net Assets:
Beginning of period....................................................................   862,977,409   1,022,135,935
                                                                                        -------------  --------------
End of period.......................................................................... $ 939,718,413  $  862,977,409
                                                                                        =============  ==============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                      For the Six
                                                      Months Ended                For the Year Ended October 31,
The Mexico Fund, Inc.                                April 30, 2002 ---------------------------------------------------------
Financial Highlights                                  (Unaudited)      2001         2000       1999       1998        1997
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period................    $  18.98    $  20.84    $    19.57   $  15.52  $  23.49    $    17.33
                                                        --------    --------    ----------   --------  --------    ----------
  Net investment (loss) income (Note 1).............       (0.00)       0.23**       0.18 **     0.40     0.39 **        0.40
  Net gain (loss) on investments and translation of
   foreign currency (Note1).........................        4.49       (2.31)**      1.10 **     4.10     (7.48)**       6.16
                                                        --------    --------    ----------   --------  --------    ----------
Total from investments operations...................        4.49       (2.08)**      1.28 **     4.50     (7.09)**       6.56
                                                        --------    --------    ----------   --------  --------    ----------
Less Dividends:
  Dividends to shareholders from net investment
   income...........................................       (0.13)      (0.13)        (0.19)     (0.45)    (0.23)        (0.38)
  Dividends to shareholders from net realized gains
   on investments...................................       (2.67)      (0.05)           --         --     (0.60)        (0.02)
                                                        --------    --------    ----------   --------  --------    ----------
Total dividends.....................................       (2.80)      (0.18)        (0.19)     (0.45)    (0.83)        (0.40)
                                                        --------    --------    ----------   --------  --------    ----------
Capital Share Transactions:
  Effect on NAV of stock repurchased................          --        0.40          0.18         --        --            --
  Capital charge resulting from issuance of fund
   shares...........................................          --          --            --         --     (0.05)           --
                                                        --------    --------    ----------   --------  --------    ----------
  Net asset value, end of period....................    $  20.67    $  18.98    $    20.84   $  19.57  $  15.52    $    23.49
                                                        ========    ========    ==========   ========  ========    ==========
  Market value per share, end of period.............    $  19.10    $  16.70    $    15.81   $  14.31  $  11.25    $    18.69
                                                        ========    ========    ==========   ========  ========    ==========
Total investment return based on market value per
 share..............................................      33.65 %      6.64 %       11.82 %    31.92 %   (36.70%)      35.03 %
Ratios to Average Net Assets:
  Expenses..........................................       1.46 %*     1.07 %        0.96 %     0.98 %    0.93 %        0.91 %
  Net investment (loss) income......................       (0.02%)*    1.12 %        0.78 %     2.14 %    1.87 %        1.80 %
Supplemental Data:
  Net assets at end of period (in 000's)............    $939,718    $862,977    $1,022,136   $988,627  $783,775    $1,167,893
  Portfolio turnover rate...........................      19.24 %     29.69 %       22.27 %     6.40 %    3.69 %        7.58 %

--------
 *Annualized.
**Amounts were computed based on average shares outstanding during the period.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Mexico Fund, Inc.
Selected Quarterly Financial Data (Unaudited)
--------------------------------------------------------------------------------

                                                                            (Amounts in thousands, except per share amounts)
                                                                            -----------------------------------------------
                                                                              Quarter Ended            Quarter Ended
                                                                             April 30, 2002          January 31, 2002
                                                                            -----------------------  ----------------------
                                                                                            Per                     Per
                                                                              Total        Share       Total       Share
                                                                              --------     ------     --------     ------
Investment income.......................................................... $  3,387      $ 0.07     $  2,865     $ 0.06
Net investment (loss) income............................................... $   (323)     $(0.01)    $    225     $ 0.01
Net realized gain on investments........................................... $ 39,475      $ 0.87     $ 51,791     $ 1.14
Net realized (loss) gain from foreign currency transactions................ $   (300)     $(0.01)    $    953     $ 0.02
Increase in net unrealized gain on investments............................. $  6,778      $ 0.15     $107,152     $ 2.36
Increase in net unrealized loss on translation of assets and liabilities in
 foreign currency.......................................................... $ (1,308)     $(0.03)    $   (398)    $(0.01)
Net assets................................................................. $939,718      $20.67     $895,395     $19.70

--------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Mexico Fund, Inc.
Notes to Financial Statements--
April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
1. Operations and Significant Accounting Policies:
  The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company. On October 16, 2000, the Fund received shareholder approval to convert from a diversified to a non-diversified investment company under the 1940 Act. The investment objective of the Fund is to seek long term capital appreciation through investment in securities, primarily equity, listed on the Mexican Stock Exchange.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

  Valuation of investments -- Investments traded on the Mexican Stock Exchange are valued at the closing price reported by the Mexican Stock Exchange. The closing price represents the weighted average for the last ten minutes of operations in any business day. Short-term securities are carried at cost, plus accrued interest, which approximates market value. All other securities are valued in accordance with methods determined by the Board of Directors. If the Board of Directors believes that the price of a security obtained under the Fund's valuation procedures does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes accurately reflects fair value.

  Security transactions and investment income --Security transactions are recorded on the date which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is recorded as earned.

  Foreign Currency -- The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos ("Ps.") was recorded in the financial statements after being translated into U.S. dollars based on the open market exchange rate prevailing in Mexico City at the end of the period. The open market exchange rate at April 30, 2002 was Ps. 9.3720 to $1.00.

  The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when earned or incurred.

  Since the net assets of the Fund are determined based on the currency exchange rate and market values at the close of each business day, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompanying financial statements include the effects of both such changes.

  Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange of property, payment of services or functional currency denominated assets, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amount actually received or paid.

  Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, resulting from changes in the exchange rate.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


  Repurchase Agreements -- The Fund enters into repurchase agreements with approved institutions. The Fund's repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and the Fund's investment advisor monitors the credit standing of repurchase agreement counterparties. The fair value of the collateral is at least equal to the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. As of April 30, 2002, the Company has received collateral of $71,160,773 related to these repurchase agreements.

  Realized gains and losses on investments -- Realized gains and losses on investments are determined on the identified cost basis.

  Taxes -- No provision has been made for U.S. income taxes for the six months ended April 30, 2002, on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the "Code"), since the Fund intends to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of such income to its shareholders.

  The Fund is subject to Mexican withholding taxes in accordance with the Mexican Income Tax Law and with the provisions included in the treaty to avoid double taxation signed between Mexico and the United States, on specific sources of income. Such taxes will be applied to the shareholders upon payment of dividends by the Fund.

  The provision for value-added taxes represents Mexican value-added tax on certain services rendered by Mexican corporations to the Fund.

  Dividends to shareholders -- Cash dividends are recorded by the Fund on the ex-dividend date. Dividends paid to shareholders are subject to Mexican withholding taxes.

  Lending of portfolio securities -- During fiscal year 1998, the Board of Directors approved a securities lending program for the Fund. Merrill Lynch Portfolio Services, Inc. served as the lending agent for the Fund from August 1998 through August 1999.

  Cantor Fitzgerald & Co. served as the lending agent for the Fund from March 7, 2000 through September 29, 2000.

  Since September 29, 2000, the Fund has not been actively lending portfolio securities under this Program.

2. Investment Advisory Agreement:
  The Fund has a management contract with Impulsora del Fondo Mexico, S.A. de C.V. (the "Adviser"), a Mexican corporation registered under the U.S. Investment Advisers Act of 1940. The Adviser furnishes investment research and portfolio management services consistent with the Fund's stated investment policies. The Fund pays to the Adviser a monthly fee at the annual rate of 0.85% on the first $200 million of average daily net assets, 0.70% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 million.

3. Administrative Services Agreement:
  Effective April 1, 1994, the Fund entered into an Administrative Services Agreement with the Adviser, which provides for certain services to be performed by the Adviser, including among other administrative activities, the determination and publication of the net asset value of the Fund, the maintenance of the Fund's books and records in accordance with applicable U.S. and Mexican Laws and assistance in the preparation and filing of annual reports and tax returns. The term of this agreement was renewed by the Board of Directors through August 31, 2002. The annual fee payable to the Adviser by the Fund under this agreement

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

until June 30, 2001 was $350,000. Effective July 1, 2001, the Fund pays to the Adviser a monthly fee at the annual rate of 0.07% of average daily net assets, with a minimum amount of $350,000.

4. Mandate Agreement and Mandatory Party:
  On March 31, 1998, the Fund signed a Mandate Agreement with Bancomer. Under this Agreement, Bancomer acts as the Mandatory Party, performing certain activities related to the custody of the Fund's securities, that were previously performed under the trust agreement.

  The annual fee payable to Bancomer under this Agreement is denominated in Mexican pesos, which currently translates to approximately $46,983. Due to the nature of this Agreement, the fees paid to Bancomer are consolidated with the Fund's custodian fees.

5. Purchases and Sales of Investments:
  Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2002 were as follows:

                  Purchases
                  -------------------------------------------
                  Common Stock.................. $157,271,001
                                                 ------------
                     Total Purchases............ $157,271,001
                                                 ============
                  Proceeds from Investments Sold
                  -------------------------------------------
                  Common Stock.................. $198,380,543
                                                 ------------
                     Total Sales................ $198,380,543
                                                 ============

  As of April 30, 2002, net unrealized gains on investments in common stocks for Federal income tax purposes aggregated to approximately $305 million, of which approximately $324 million related to appreciated securities and approximately $19 million related to depreciated securities. The aggregate cost of investments in common stocks at April 30, 2002 for Federal income tax purposes was approximately $562 million.

6. Capital Stock:
  At April 30, 2002, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 45,456,232 shares were outstanding.

  The Fund offers a Dividend Reinvestment Plan ("Plan") to its shareholders. Fund shareholders are automatically enrolled as participants in the Plan unless they notify the Fund's transfer agent otherwise.

  On December 10, 1997, the Board of Directors declared a stock dividend of $29,625,602. This dividend was paid in shares of common stock of the Fund, and in cash by specific election. Some shareholders selected the stock dividend, therefore, on January 31, 1998 the Company issued 791,018 shares, which amounted to $15,078,787.

  As of April 30, 2002, net assets were comprised of the following:

           Common stock.............................. $ 45,456,232
           Additional paid-in capital................  500,777,554
           Accumulated net investment loss...........  (11,558,358)
           Undistributed net realized gain on
            investments..............................  101,481,865(A)
           Unrealized appreciation of investments and
            translation of assets and liabilities in
            foreign currency.........................  303,561,120
                                                      ------------
                                                      $939,718,413
                                                      ============

--------
(A) $91,192,867 for Federal Income Taxes.

  Dividends to shareholders from net investment income are determined based on Federal income tax regulations, whereas the corresponding net investment income as reflected in the accompanying financial statements, is presented in accordance with accounting principles generally accepted in the United States.

  On November 14, 2001, and December 18, 2001, the Fund declared a total of $2.8006 per

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

share in gross cash dividends, the tax character of the dividend included $2.4251 of long term of capital gains and $0.3755 of ordinary income. Ordinary income includes short term capital gains and net investment income. Those dividends correspond to the fiscal year ended October 31, 2001 and were paid on January 2002.

  There were no significant differences between the book basis and tax basis of distributable earnings as of October 31, 2001.

  Accumulated net realized losses from foreign currency transactions have been netted against undistributed net investment income to be consistent with the tax treatment for distributions from net investment income per the tax code.

7. Capital Gains:
  Net realized gains from security transactions, are distributed annually to shareholders. Capital loss carryforwards, if any, will be used to offset future capital gains available for distribution.

8. Stock Repurchase Programs:
  On July 31, 2000, the Board of Directors announced a Stock Repurchase Program pursuant to which the Fund may purchase in the open market up to 5,050,693 shares of its stock at prevailing market prices. The Program started on August 7, 2000 and was completed on May 29, 2001. The Fund repurchased the authorized 5,050,693 shares at a cost of $80,739,445.

  On March 6, 2002, the Board of Directors of the Fund announced a policy contemplating quarterly "in-kind" repurchase offers at 98% of net asset value for up to 100% of the Fund's outstanding shares. The first such offer commenced on May 8, 2002 and expired on June 7, 2002. A total of 25,487,175 shares participated in the offer, equivalent to a total repurchase price of $458,047,473, including $700,000 of expenses related to the offer. These expenses were charged to capital.

9. Investments:
  As a result of significant losses incurred by Grupo Financiero Scotiabank Inverlat, S.A. de C.V. ("Inverlat"), certain significant shareholders, together with the financial authorities, developed a recapitalization program. On July 23, 1996, after the absorption of accumulated losses through the total reduction of capital stock, shareholders of Inverlat approved a cash contribution by FOBAPROA (Banking Fund for Savings Protection) to cover such losses. As a consequence, all shares outstanding prior to July 23, 1996, were cancelled. The Fund has received an interest in a Recovery Trust set up to manage the recovery assets of Inverlat. Through the trust agreement, the Company may receive shares equal to 9% and up to 36% of their ownership interest. Management has assigned the market value of the Fund's holdings in the Recovery Trust at $0 as of April 30, 2002, due to the uncertainty regarding its ultimate realization.

  According to the Bank Savings Protection Law, which was enacted on January 20, 1999, all assets of FOBAPROA have been transferred to a new entity called IPAB (Bank Savings Protection Institute). This transfer will not modify the market value assigned to the Recovery Trust.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


10. Reimbursement of Expenses:
  As a result of the Fund's commitment to the quarterly in-kind stock repurchase policy explained in note 8, Laxey Partners Limited ("Laxey") and Advantage Partners, L.P. withdrew proposals that had been presented for consideration at the Fund's annual shareholders meeting. The Fund agreed to reimburse Laxey for its fees and expenses which it incurred in connection with its proxy solicitation efforts for the Fund's Annual Shareholders Meeting, in the amount of $600,000. Such amount is included in the Statement of Operations as follows:

           Legal fees....................................... $345,000
           Shareholders' information........................  210,000
           Miscellaneous....................................   30,000
           Printing, distribution and mailing of shareholder
            reports.........................................   15,000
                                                             --------
                                                             $600,000
                                                             ========